                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):     July 6, 2001



                            5B Technologies Corporation
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             (Exact name of Registrant as Specified in its Charter)


              Delaware                                0-27190                               11-3529387
              --------                                -------                               ----------
    (State or Other Jurisdiction                     (Commission                           (IRS Employer
         of Incorporation)                           File Number)                       Identification No.)


                   100 Sunnyside Boulevard, Woodbury, NY 11797
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                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code       (516) 677-6100
                                                   ---------------------------


                                    Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS

On July 6, 2001, the Company received a correspondence from the Nasdaq Stock Market in connection with a determination by Nasdaq that the Company did not meet the net tangible assets and proposed shareholders equity maintenance criteria for continued listing as set forth in Marketplace Rule 4310(c)(2)(B) and the proposed amendment to Marketplace Rule 4310(c)(2)(B)(i), respectively. Although Nasdaq had determined to delist the Company's securities on July 16, 2001, the Company has requested a hearing before the Nasdaq Listing Qualifications Panel to appeal the delisting determination, which will stay such delisting pending the outcome of the hearing. The Company has been notified that the hearing date has been scheduled for August 23, 2001. The Company is currently pursuing a plan which it believes will attain compliance with all Nasdaq listing maintenance criteria. However, there can be no assurance that the Nasdaq hearing panel will render a favorable decision.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      5B TECHNOLOGIES CORPORATION


Date:     July 19, 2001               By: /s/ Glenn Nortman
      ------------------------            -----------------------------
                                         Glenn Nortman, Chief Executive Officer


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